Exhibit 99.2

GOOD
VIBE

iret

Supplemental Operating & Financial Data

TRANSITION PERIOD ENDING
DECEMBER 31,2018

Supplemental Financial and Operating Data
Table of Contents
December 31, 2018

S-1

Company Background
Transition Period Ending December 31, 2018
IRET is a real estate company focused on the ownership, management, acquisition, redevelopment, and development of apartment communities. As of December 31, 2018, IRET owned interests in 87 communities consisting of 13,702 apartment homes. IRET's common shares and Series C preferred shares are publicly traded on the New York Stock Exchange (NYSE symbols: IRET and IRET PRC, respectively).
Change in Fiscal Year-End
On September 20, 2018, our Board of Trustees approved a change in our fiscal year-end from April 30 to December 31 effective as of January 1, 2019. As a result, we are presenting an eight-month period ended December 31, 2018, as our transition period, which includes the two-month period ended December 31, 2018. We believe that the year-end change is useful to our financial statement users to allow for increased comparability of our performance to our peers.
In addition, various disclosures, including FFO, Core FFO, and NOI in this earnings release, present information for the three months ended December 31, 2018, which is consistent with our new calendar year-end. As such, the data for the three months ended December 31, 2018 includes the results for the month ended October 31, 2018, which has previously been included in the financial results for the three and six months ended October 31, 2018, as included in our Form 10-Q and Form 8-K that were filed with the SEC on December 10, 2018. We believe that the data for the three months ended December 31, 2018 provides our financial statement users valuable information and is not meant to be indicative of results for the three months ended January 31, 2019 or any subsequent period. Furthermore, we believe that the three months ended January 31, 2018 is the most comparable previously reported quarter to the three months ended December 31, 2018. As a result, in some instances we present a comparison between these two quarters.
Company Snapshot
(as of December 31, 2018)

Company Headquarters	Minot, North Dakota
Reportable Segment	Multifamily
Total Apartment Communities	87
Total Apartment Homes	13,702
Common Shares Outstanding (thousands)	11,942
Limited Partnership Units Outstanding (thousands)	1,368
Common Share Distribution – Quarter/Annualized	$0.70/$2.80
Annualized Dividend Yield	5.7%
Total Capitalization	$1.4 billion
Common Shares and Limited Partnership Units outstanding as of February 20, 2019, were 11,768,248 and 1,367,333, respectively.
Investor Information
(as of December 31, 2018)
Board of Trustees

Jeffrey P. Caira	Trustee and Chair
Michael T. Dance	Trustee, Chair of Audit Committee
Mark O. Decker, Jr.	Trustee, President, Chief Executive Officer and Chief Investment Officer
Emily Nagle Green	Trustee, Chair of Nominating and Governance Committee
Linda J. Hall	Trustee, Chair of Compensation Committee
Terrance P. Maxwell	Trustee
John A. Schissel	Trustee
Mary J. Twinem	Trustee

S-2

Management

Mark O. Decker, Jr.	President, Chief Executive Officer, Chief Investment Officer, and Trustee
John A. Kirchmann	Executive Vice President and Chief Financial Officer
Anne Olson	Executive Vice President and Chief Operating Officer, General Counsel and Secretary

Executive Offices:	Investor Relations Contact:
800 LaSalle Avenue	Jon Bishop
Suite 1600	701-837-7104
Minneapolis, MN 55402	IR@iret.com

Trading Symbol for Common Shares: IRET
Trading Symbol for Series C Preferred Shares: IRET PRC
Stock Exchange Listing: NYSE
Common Share Data (NYSE: IRET)

	Two Months Ended	Three Months Ended
	December 31, 2018	October 31, 2018	July 31, 2018	April 30, 2018	January 31, 2018
High Closing Price	$54.70	$59.80	$59.40	$55.80	$60.60
Low Closing Price	$47.00	$53.30	$51.30	$46.50	$55.20
Average Closing Price	$52.45	$55.10	$55.07	$50.88	$58.00
Closing Price at end of quarter	$49.07	$54.30	$54.80	$53.30	$56.70
Common Share Distributions—annualized	$2.80	$2.80	$2.80	$2.80	$2.80
Closing Dividend Yield - annualized	5.7%	5.2%	5.1%	5.3%	4.9%
Closing common shares outstanding (thousands)	11,942	11,973	11,951	11,953	12,004
Closing limited partnership units outstanding (thousands)	1,368	1,368	1,390	1,410	1,417
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$653,122	$724,389	$731,043	$712,221	$760,931
This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of those words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although we believe the expectations reflected in our forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be achieved.
Such risks, uncertainties and other factors that might cause such differences include, but are not limited to: economic conditions in the markets where we own properties or markets in which we may invest in the future; concentration of our investments in a single asset class and certain regions of the U.S.; rental conditions in our markets, including physical occupancy levels and rental rates; our potential inability to renew tenants or obtain new tenants upon expiration of existing leases, changes in tax and housing laws, or other factors; adverse changes in real estate markets, including the extent of future demand for multifamily apartment homes in our significant markets, barriers of entry into new markets, limitations on our ability to increase rental rates, our ability to identify and consummate attractive acquisitions on favorable terms, our ability to consummate any planned dispositions in a timely manner, our ability to reinvest sales proceeds successfully, and our ability to accommodate any significant decline in the market value of real estate serving as collateral for our mortgage obligations; inability to succeed in any new markets we may enter; failure of new acquisitions to achieve anticipated results or be efficiently integrated; inability to complete lease-up of our projects on schedule and on budget; failure to reinvest proceeds from sales of properties into tax-deferred exchanges, which could necessitate special dividend and tax protection payments; the need to fund capital expenditures out of cash flow; the need to reduce the dividends on our common shares; financing risks, including our potential inability to obtain debt or equity financing on favorable terms, or at all; the level and volatility of interest or

S-3

capitalization rates or capital market conditions, including the effects of rising interest rates and the effects of our interest rate hedging arrangements; changes in our operating costs, including real estate taxes, utilities, and insurance costs; the availability and cost of casualty insurance for losses; inability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, inability of the Operating Partnership to satisfy the rules to maintain its status as a partnership for federal income tax purposes, and the risk of changes in laws affecting REITs; inability to attract and retain qualified personnel and employees; cyber liability or potential liability for breaches of our privacy or information security systems; inability to comply with environmental laws and regulations; the costs associated with complying with laws benefiting disabled persons or other safety regulations and requirements; our ability to address issues regarding catastrophic weather, natural events, and climate change; and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our Form 10-KT for the transition period ended December 31, 2018, subsequent quarterly reports on Form 10-Q, and other public filings.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

S-4

IRET
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	12/31/2018	10/31/2018	7/31/2018	4/30/2018	1/31/2018
ASSETS
Real estate investments
Property owned	$1,627,636	$1,638,072	$1,636,233	$1,669,764	$1,568,725
Less accumulated depreciation	(353,871)	(345,015)	(326,772)	(311,324)	(304,149)
	1,273,765	1,293,057	1,309,461	1,358,440	1,264,576
Unimproved land	5,301	6,522	7,926	11,476	15,123
Mortgage loans receivable	10,410	10,530	10,530	10,329	10,329
Total real estate investments	1,289,476	1,310,109	1,327,917	1,380,245	1,290,028
Cash and cash equivalents	13,792	12,777	16,261	11,891	22,666
Restricted cash	5,464	5,085	4,103	4,225	121,337
Other assets	27,265	29,769	27,885	30,297	21,664
TOTAL ASSETS	$1,335,997	$1,357,740	$1,376,166	$1,426,658	$1,455,695

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND EQUITY
LIABILITIES
Liabilities held for sale and liabilities of discontinued operations	$—	$—	$—	$—	$2,016
Accounts payable and accrued expenses	40,892	27,920	28,112	29,018	33,776
Revolving line of credit	57,500	69,500	130,000	124,000	67,000
Term loans payable, net of loan costs	143,991	143,956	69,540	69,514	69,483
Mortgages payable, net of loan costs	444,197	447,549	464,557	509,919	553,388
TOTAL LIABILITIES	686,580	688,925	692,209	732,451	725,663

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	5,968	6,078	6,230	6,644	6,644
EQUITY
Series C Preferred Shares of Beneficial Interest	99,456	99,456	99,456	99,456	99,456
Common Shares of Beneficial Interest	899,234	900,526	899,708	900,097	910,173
Accumulated distributions in excess of net income	(429,048)	(416,819)	(402,190)	(395,669)	(364,684)
Accumulated other comprehensive income	(856)	3,321	1,987	1,779	359
Total shareholders’ equity	568,786	586,484	598,961	605,663	645,304
Noncontrolling interests – Operating Partnership	67,916	69,334	71,390	73,012	76,915
Noncontrolling interests – consolidated real estate entities	6,747	6,919	7,376	8,888	1,169
Total equity	643,449	662,737	677,727	687,563	723,388
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND EQUITY	$1,335,997	$1,357,740	$1,376,166	$1,426,658	$1,455,695

S-5

IRET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended					Eight months ended
OPERATING RESULTS	12/31/2018(1)	10/31/2018	7/31/2018	4/30/2018	1/31/2018	12/31/2018	12/31/2017
Revenue	$45,730	$45,638	$45,946	$44,185	$42,716	$121,871	$111,249
Property operating expenses, including real estate taxes	18,390	19,336	19,529	18,734	18,055	50,719	47,815
Net operating income	27,340	26,302	26,417	25,451	24,661	71,152	63,434
Property management expenses	(1,447)	(1,319)	(1,367)	(1,411)	(1,387)	(3,663)	(3,652)
Casualty gain (loss)	(540)	(225)	(225)	155	(55)	(915)	(600)
Depreciation/amortization	(18,812)	(19,191)	(18,612)	(21,072)	(18,390)	(50,456)	(54,902)
Impairment of real estate investments	(1,221)	—	—	(17,809)	—	(1,221)	(256)
General and administrative expenses	(3,769)	(3,374)	(3,870)	(4,123)	(3,011)	(9,812)	(9,022)
Acquisition and investment related costs	—	—	—	—	—	—	(19)
Interest expense	(7,682)	(7,997)	(8,385)	(8,302)	(9,236)	(21,359)	(22,804)
Loss on extinguishment of debt	(5)	(4)	(552)	(122)	(285)	(556)	(818)
Interest and other income	483	429	516	592	433	1,233	714
Income (loss) before gain on sale of real estate and other investments and income (loss) from discontinued operations	(5,653)	(5,379)	(6,078)	(26,641)	(7,270)	(15,597)	(27,925)
Gain (loss) on sale of real estate and other investments	612	(232)	9,224	2,285	12,387	9,707	17,816
Income (loss) from continuing operations	(5,041)	(5,611)	3,146	(24,356)	5,117	(5,890)	(10,109)
Income from discontinued operations	—	—	570	197	146,811	570	150,703
Net income (loss)	(5,041)	(5,611)	3,716	(24,159)	151,928	(5,320)	140,594

Net (income) loss attributable to noncontrolling interest – Operating Partnership	665	722	(135)	2,663	(16,236)	1,032	(14,222)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	270	331	(665)	622	413	(110)	1,042
Net income (loss) attributable to controlling interests	(4,106)	(4,558)	2,916	(20,874)	136,105	(4,398)	127,414
Dividends to preferred shareholders	(1,705)	(1,706)	(1,705)	(1,705)	(1,766)	(4,547)	(6,296)
Redemption of Preferred Shares	—	—	—	—	(8)	—	(3,657)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(5,811)	$(6,264)	$1,211	$(22,579)	$134,331	$(8,945)	$117,461

Per Share Data
Earnings (loss) per common share from continuing operations – basic & diluted	$(0.49)	$(0.52)	$0.06	$(1.90)	$0.28	$(0.79)	$(1.41)
Earnings (loss) per common share from discontinued operations – basic & diluted	—	—	0.04	0.01	10.94	0.04	11.19
Net income (loss) per common share – basic & diluted	$(0.49)	$(0.52)	$0.10	$(1.89)	$11.22	$(0.75)	$9.78

Percentage of Revenues
Property operating expenses, including real estate taxes	40.2%	42.4%	42.5%	42.4%	42.3%	41.6%	43.0%
Depreciation/amortization	41.1%	42.1%	40.5%	47.7%	43.1%	41.4%	49.4%
General and administrative expenses	8.2%	7.4%	8.4%	9.3%	7.0%	8.1%	8.1%
Interest	16.8%	17.5%	18.2%	18.8%	21.6%	17.5%	20.5%
Income (loss) from discontinued operations	—	—	1.2%	0.4%	343.7%	0.5%	135.5%
Net income (loss)	(11.0)%	(12.3)%	8.1%	(54.7)%	355.7%	(4.4)%	126.4%

(1)
The three months ended December 31, 2018 includes the month ended October 31, 2018 which was previously included in the financial results for the three and six months ended October 31, 2018 included in our supplemental package filed with the SEC on December 10, 2018.

S-6

IRET
RECONCILIATION OF NET INCOME AVAILABLE TO COMMON SHAREHOLDERS
TO FFO AND CORE FFO (unaudited)
(in thousands, except per share and unit amounts)

	Three Months Ended					Eight Months Ended
	12/31/2018(1)	10/31/2018	7/31/2018	4/30/2018(2)	1/31/2018	12/31/2018	12/31/2017
Funds From Operations(3)
Net (loss) income available to common shareholders	(5,811)	(6,264)	1,211	(22,579)	134,331	(8,945)	117,461
Adjustments:
Noncontrolling interests – Operating Partnership	(665)	(722)	135	(2,663)	16,236	(1,032)	14,222
Depreciation and amortization	18,056	18,446	17,837	20,269	19,017	48,425	61,200
Impairment of real estate	1,221	—	—	17,809	—	1,221	256
Gain on sale of real estate	(612)	232	(8,628)	(2,210)	(163,791)	(9,110)	(167,553)
FFO applicable to common shares and Units	$12,189	$11,692	$10,555	$10,626	$5,793	$30,559	$25,586

FFO per share and unit - basic and diluted	$0.92	$0.88	$0.79	$0.79	$0.43	$2.29	$1.90

Adjustments to Core FFO:
Casualty loss write off	43	—	—	—	—	43	—
Loss on extinguishment of debt	5	4	552	122	6,787	556	7,326
Redemption of Preferred Shares	—	—	—	—	8	—	3,657
Severance and transitions costs	—	—	510	301	—	510	650
Core FFO applicable to common shares and Units	$12,237	$11,696	$11,617	$11,049	$12,588	$31,668	$37,219

Core FFO per share and unit - basic and diluted	$0.92	$0.88	$0.87	$0.83	$0.94	$2.38	$2.76

Weighted average shares and units	13,317	13,319	13,327	13,370	13,417	13,324	13,498

(1)
The three months ended December 31, 2018 includes the month ended October 31, 2018 which was previously included in the financial results for the three and six months ended October 31, 2018 included in our supplemental package filed with the SEC on December 10, 2018.

(2)
Nareit's FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to the main business. Accordingly, we recast FFO for the three months ended April 30, 2018, to exclude $2.6 million in impairment write-downs of land.

(3)	See Definitions section.

S-7

IRET
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO
CONTROLLING INTERESTS TO ADJUSTED EARNINGS BEFORE INTEREST,
TAXES, DEPRECIATION, AND AMORTIZATION (ADJUSTED EBITDA) (unaudited)
(in thousands)

	Three Months Ended										Eight Months Ended
	12/31/2018(1)		10/31/2018		7/31/2018		4/30/2018		1/31/2018		12/31/2018		12/31/2017
Adjusted EBITDA(2)
Net income (loss) attributable to controlling interests	$(4,106)		$(4,558)		$2,916		$(20,874)		$136,105		$(4,398)		$127,414
Adjustments:
Noncontrolling interests – Operating Partnership	(665)		(722)		135		(2,663)		16,236		(1,032)		14,222
Income (loss) before noncontrolling interests – Operating Partnership	(4,771)		(5,280)		3,051		(23,537)		152,341		(5,430)		141,636
Add:
Interest expense	7,336		7,656		7,983		7,884		9,569		20,381		25,867
Loss on extinguishment of debt	4		4		552		122		6,787		556		7,326
Depreciation/amortization related to real estate investments	18,133		18,520		17,912		20,347		19,100		48,628		61,434
Impairment of real estate investments	1,221		—		—		17,809		—		1,221		256
Less:
Interest income	(465)		(410)		(481)		(569)		(408)		(1,168)		(1,093)
Gain on sale of real estate and other investments	(611)		232		(8,628)		(2,210)		(163,791)		(9,110)		(167,553)
Adjusted EBITDA	$20,847		$20,722		$20,389		$19,846		$23,598		$55,078		$67,873

Ratios
Adjusted EBITDA(2)/Interest expense	2.71	x	2.59	x	2.43	x	2.39	x	2.36	x	2.58	x	2.98	x
Adjusted EBITDA(2)/Interest expense plus preferred distributions	2.22	x	2.14	x	1.91	x	1.98	x	2.01	x	2.13	x	2.33	x

(1)
The three months ended December 31, 2018 includes the month ended October 31, 2018 which was previously included in the financial results for the three and six months ended October 31, 2018 included in our supplemental package filed with the SEC on December 10, 2018.

(2)	See Definitions section.

S-8

IRET
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt (1)
	Fixed Debt	Variable Debt	Total Debt	Weighted Average (2)	% of Total Debt
2019	$19,184	$—	$19,184	5.72%	3.00%
2020	81,767	—	81,767	5.56%	12.60%
2021	104,429	—	104,429	5.24%	16.10%
2022	38,843	—	38,843	4.34%	6.00%
2023	49,381	—	49,381	4.02%	7.60%
Thereafter	152,370	—	152,370	3.71%	23.40%
Total secured maturing debt	445,974	—	445,974	4.58%	68.70%

Unsecured line of credit	—	57,500	57,500	3.72%	8.9%
Unsecured term loans (3)	145,000	—	145,000	4.01%	22.4%
Total debt	$590,974	$57,500	$648,474	4.25%	100.0%

(1)	Includes line of credit and term loans.

(2)	Weighted average interest rate of debt that matures in year.

(3)	Term loans have variable interest rates that are fixed with interest rate swaps that mature on January 31, 2023, January 15, 2024, and August 31, 2025.

	12/31/2018	10/31/2018	7/31/2018	4/30/2018	1/31/2018
Debt Balances Outstanding(1)
Secured fixed rate	$445,974	$449,414	$466,555	$489,401	$494,874
Secured variable rate	—	—	—	22,739	61,001
Unsecured line of credit	57,500	69,500	130,000	124,000	67,000
Unsecured term loans	145,000	145,000	70,000	70,000	70,000
Debt total	$648,474	$663,914	$666,555	$706,140	$692,875

Weighted Average Interest Rate Secured	4.58%	4.59%	4.65%	4.69%	4.63%
Line of Credit Rate	3.72%	3.72%	3.83%	3.63%	3.45%
Term Loan Rate	4.01%	3.96%	3.86%	3.86%	4.01%

(1)	Includes mortgages on properties held for sale.

Debt Maturity by Quarter for the Next Two Years

Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
2019	$—	$—	$7,768	$11,416	$19,184
2020	21,330	36,038	—	24,399	81,767
					$100,951

S-9

IRET
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	12/31/2018	10/31/2018	7/31/2018	4/30/2018	1/31/2018
Equity Capitalization
Common shares outstanding	11,942	11,972	11,950	11,953	12,004
Operating partnership (OP) units outstanding	1,368	1,368	1,390	1,410	1,417
Total common shares and OP units outstanding	13,310	13,340	13,340	13,363	13,421
Market price per common share (closing price at end of period)	$49.07	$54.30	$54.80	$53.30	$56.70
Equity capitalization-common shares and OP units	653,122	724,389	731,043	712,221	760,931
Recorded book value of preferred shares	$99,456	$99,456	$99,456	$99,456	$99,456
Total equity capitalization	$752,578	$823,845	$830,499	$811,677	$860,387

Debt Capitalization
Total debt	648,474	663,914	666,555	706,140	692,875
Total capitalization	$1,401,052	$1,487,759	$1,497,054	$1,517,817	$1,553,262

Total debt to total capitalization	0.46:1	0.45:1	0.45:1	0.47:1	0.45:1

	Three Months Ended										Eight Months Ended
	12/31/2018(1)		10/31/2018		7/31/2018		4/30/2018		1/31/2018		12/31/2018		12/31/2017
Debt service coverage ratio	2.13	x	1.99	x	1.88	x	1.81	x	1.78	x	1.98	x	1.75	x

Distribution Data
Common shares and units outstanding at record date	13,276		13,340		13,340		13,363		13,420		13,276		13,457
Total common distribution declared(3)	$9,293		$9,339		$9,345		$9,395		$9,420		$27,977		$28,389
Common distribution per share and unit(4)	$0.70		$0.70		$0.70		$0.70		$0.70		$1.87		$1.87
Payout ratio (FFO per share and unit basis)(2)(4)	76.1%		79.5%		88.6%		88.6%		162.8%		81.7%		98.4%
Payout ratio (Core FFO per share and unit basis)(2)(4)	76.1%		79.5%		80.5%		84.3%		74.5%		78.6%		67.8%

(1)
The three months ended December 31, 2018 includes the month ended October 31, 2018 which was previously included in the financial results for the three and six months ended October 31, 2018 included in our supplemental package filed with the SEC on December 10, 2018.

(2)	See Definitions section.

(3)	Distributions declared for the three months ended December 31, 2018 does not include the distributions declared and paid in October 2018.

(4)
Common distributions declared in the eight months ended December 31, 2018 and 2017 are intended to cover nine months of FFO and Core FFO. As a result the total common distributions per share and unit were prorated to indicate eight months of distributions and provide for comparable calculations of payout ratios for FFO and Core FFO per share and unit.

S-10

IRET
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended				Eight Months Ended
	12/31/18(1)	1/31/18	$ Change	% Change	12/31/18	12/31/17	$ Change	% Change
Revenue
Same-store	$37,391	$35,955	$1,436	4.0%	$98,753	$95,539	$3,214	3.4%
Non-same-store	6,602	3,467	3,135	90.4%	17,385	4,044	13,341	329.9%
Other properties and dispositions	1,737	3,294	(1,557)	(47.3)%	5,733	11,666	(5,933)	(50.9)%
Total	45,730	42,716	3,014	7.1%	121,871	111,249	10,622	9.5%
Property operating expenses, including real estate taxes
Same-store	15,711	15,571	140	0.9%	42,359	42,064	295	0.7%
Non-same-store	2,309	1,399	910	65.0%	6,537	1,714	4,823	281.4%
Other properties and dispositions	370	1,085	(715)	(65.9)%	1,823	4,037	(2,214)	(54.8)%
Total	18,390	18,055	335	1.9%	50,719	47,815	2,904	6.1%
Net operating income
Same-store	21,680	20,384	1,296	6.4%	56,394	53,475	2,919	5.5%
Non-same-store	4,293	2,068	2,225	107.6%	10,848	2,330	8,518	365.6%
Other properties and dispositions	1,367	2,209	(842)	(38.1)%	3,910	7,629	(3,719)	(48.7)%
Total	27,340	24,661	2,679	10.9%	71,152	63,434	7,718	12.2%
Property management	(1,447)	(1,387)			(3,663)	(3,652)
Casualty gain (loss)	(540)	(55)			(915)	(600)
Depreciation/amortization	(18,812)	(18,390)			(50,456)	(54,902)
Impairment of real estate investments	(1,221)	—			(1,221)	(256)
General and administrative expenses	(3,769)	(3,011)			(9,812)	(9,041)
Interest expense	(7,682)	(9,236)			(21,359)	(22,804)
Loss on debt extinguishment	(5)	(285)			(556)	(818)
Interest and other income	483	433			1,233	714
Income (loss) before gain on sale of real estate and other investments and income (loss) from discontinued operations	(5,653)	(7,270)			(15,597)	(27,925)
Gain (loss) on sale of real estate and other investments	612	12,387			9,707	17,816
Income (loss) from continuing operations	(5,041)	5,117			(5,890)	(10,109)
Income (loss) from discontinued operations	—	146,811			570	150,703
Net income (loss)	$(5,041)	$151,928			$(5,320)	$140,594

(1)
The three months ended December 31, 2018 includes the month ended October 31, 2018 which was previously included in the financial results for the three and six months ended October 31, 2018 included in our supplemental package filed with the SEC on December 10, 2018.

S-11

IRET
SAME-STORE QUARTERLY COMPARISONS
($ in thousands)

	Apartment Homes Included	Revenues			Expenses			NOI
		Three months ended			Three months ended			Three months ended
Regions		12/31/2018(1)	1/31/2018	% Change	12/31/2018(1)	1/31/2018	% Change	12/31/2018(1)	1/31/2018	% Change
Rochester, MN	1,711	$6,226	$6,025	3.3%	$2,367	$2,446	(3.2)%	$3,859	$3,579	7.8%
Minneapolis, MN	1,296	5,547	5,194	6.8%	2,120	2,002	5.9%	3,427	3,192	7.4%
Grand Forks, ND	1,554	4,125	4,156	(0.7)%	1,906	2,009	(5.1)%	2,219	2,147	3.4%
Omaha, NE	1,370	3,771	3,591	5.0%	1,535	1,551	(1.0)%	2,236	2,040	9.6%
Bismarck, ND	1,259	3,520	3,480	1.1%	1,626	1,539	5.7%	1,894	1,941	(2.4)%
St. Cloud, MN	1,190	3,473	3,311	4.9%	1,484	1,590	(6.7)%	1,989	1,721	15.6%
Topeka, KS	1,042	2,519	2,435	3.4%	1,135	1,073	5.8%	1,384	1,362	1.6%
Sioux Falls, SD	969	2,522	2,386	5.7%	1,132	1,143	(1.0)%	1,390	1,243	11.8%
Billings, MT	770	2,162	2,022	6.9%	842	741	13.6%	1,320	1,281	3.0%
Minot, ND	712	2,155	2,067	4.3%	1,037	962	7.8%	1,118	1,105	1.2%
Rapid City, SD	474	1,371	1,289	6.4%	527	515	2.3%	844	774	9.0%
Same-Store Total	12,347	$37,391	$35,956	4.0%	$15,711	$15,571	0.9%	$21,680	$20,385	6.4%

	Three months ended 12/31/18 % of NOI	Weighted Average Occupancy (2)			Weighted Average Monthly Rental Rate (3)			Weighted Average Monthly Revenue per Occupied Home (4)
		Three months ended			Three months ended			Three months ended
Regions		12/31/2018(1)	1/31/2018	% Change	12/31/2018(1)	1/31/2018	% Change	12/31/2018(1)	1/31/2018	% Change
Rochester, MN	17.8%	95.1%	93.9%	1.2%	$1,212	$1,226	(1.1)%	$1,276	$1,249	2.2%
Minneapolis, MN	15.8%	93.8%	91.4%	2.4%	1,421	1,378	3.1%	1,521	1,462	4.0%
Grand Forks, ND	10.1%	91.8%	94.5%	(2.7)%	913	909	0.4%	964	943	2.2%
Omaha, NE	10.3%	95.8%	94.8%	1.0%	876	858	2.1%	958	922	3.9%
Bismarck, ND	8.8%	93.8%	91.9%	1.9%	945	967	(2.3)%	994	1,002	(0.8)%
St. Cloud, MN	9.2%	95.2%	94.3%	0.9%	945	907	4.2%	1,021	983	3.9%
Topeka, KS	6.4%	95.3%	94.5%	0.8%	811	798	1.6%	846	824	2.7%
Sioux Falls, SD	6.4%	95.2%	94.7%	0.5%	853	814	4.8%	911	867	5.1%
Billings, MT	6.1%	96.3%	90.0%	6.3%	904	909	(0.6)%	971	972	(0.1)%
Minot, ND	5.2%	96.4%	96.1%	0.3%	1,001	997	0.4%	1,046	1,007	3.9%
Rapid City, SD	3.9%	96.7%	96.0%	0.7%	933	900	3.7%	996	944	5.5%
Same-Store Total	100.0%	94.7%	93.6%	1.1%	$1,002	$990	1.2%	$1,066	$1,037	2.9%

(1)
The three months ended December 31, 2018 includes the month ended October 31, 2018 which was previously included in the financial results for the three and six months ended October 31, 2018 included in our supplemental package filed with the SEC on December 10, 2018.

(2)	See definition of weighted average occupancy in the Definitions section.

(3)	Average scheduled rent per apartment home is scheduled rent divided by the total number of apartment homes. See definition of scheduled rent in the Definitions section.

(4)	Average revenue is defined as total rental revenues divided by the weighted average occupied apartment units for the period.

S-12

IRET
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
($ in thousands)

	Apartment Homes Included	Revenues			Expenses			NOI
		Three months ended			Three months ended			Three months ended
Regions		12/31/2018(1)	9/30/2018	% Change	12/31/2018(1)	9/30/2018	% Change	12/31/2018(1)	9/30/2018	% Change
Rochester, MN	1,711	$6,226	$6,031	3.2%	$2,367	$2,477	(4.4)%	$3,859	$3,554	8.6%
Minneapolis, MN	1,296	5,547	5,501	0.8%	2,120	2,080	1.9%	3,427	3,421	0.2%
Grand Forks, ND	1,554	4,125	4,149	(0.6)%	1,906	1,890	0.8%	2,219	2,259	(1.8)%
Omaha, NE	1,370	3,771	3,697	2.0%	1,535	1,686	(9.0)%	2,236	2,011	11.2%
Bismarck, ND	1,259	3,520	3,572	(1.5)%	1,626	1,471	10.5%	1,894	2,101	(9.9)%
St. Cloud, MN	1,190	3,473	3,389	2.5%	1,484	1,570	(5.5)%	1,989	1,819	9.3%
Topeka, KS	1,042	2,519	2,484	1.4%	1,135	1,154	(1.6)%	1,384	1,330	4.1%
Sioux Falls, SD	969	2,522	2,505	0.7%	1,132	1,227	(7.7)%	1,390	1,278	8.8%
Billings, MT	770	2,162	2,085	3.7%	842	911	(7.6)%	1,320	1,174	12.4%
Minot, ND	712	2,155	2,051	5.1%	1,037	960	8.0%	1,118	1,091	2.5%
Rapid City, SD	474	1,371	1,350	1.6%	527	571	(7.7)%	844	779	8.3%
Same-Store Total	12,347	$37,391	$36,814	1.6%	$15,711	$15,997	(1.8)%	$21,680	$20,817	4.1%

	Three months ended 12/31/18 % of NOI	Weighted Average Occupancy (2)			Weighted Average Monthly Rental Rate (3)			Weighted Average Monthly Revenue per Occupied Home (4)
		Three months ended			Three months ended			Three months ended
Regions		12/31/2018(1)	9/30/2018	% Change	12/31/2018(1)	9/30/2018	% Change	12/31/2018(1)	9/30/2018	% Change
Rochester, MN	17.8%	95.1%	91.3%	3.8%	$1,212	$1,229	(1.4)%	$1,276	$1,287	(0.9)%
Minneapolis, MN	15.8%	93.8%	92.4%	1.4%	1,421	1,427	(0.4)%	1,521	1,532	(0.7)%
Grand Forks, ND	10.1%	91.8%	91.3%	0.5%	913	922	(1.0)%	964	975	(1.1)%
Omaha, NE	10.3%	95.8%	93.4%	2.4%	876	879	(0.3)%	958	963	(0.5)%
Bismarck, ND	8.8%	93.8%	94.1%	(0.3)%	945	961	(1.7)%	994	1,005	(1.1)%
St. Cloud, MN	9.2%	95.2%	92.4%	2.8%	945	950	(0.5)%	1,021	1,027	(0.6)%
Topeka, KS	6.4%	95.3%	93.8%	1.5%	811	815	(0.5)%	846	848	(0.2)%
Sioux Falls, SD	6.4%	95.2%	92.3%	2.9%	853	851	0.2%	911	934	(2.5)%
Billings, MT	6.1%	96.3%	92.3%	4.0%	904	922	(2.0)%	971	978	(0.7)%
Minot, ND	5.2%	96.4%	91.6%	4.8%	1,001	1,014	(1.3)%	1,046	1,048	(0.2)%
Rapid City, SD	3.9%	96.7%	93.5%	3.2%	933	939	(0.6)%	996	1,016	(2.0)%
Same-Store Total	100.0%	94.7%	92.4%	2.3%	$1,002	$1,011	(0.9)%	$1,066	$1,075	(0.7)%

(1)
The three months ended December 31, 2018 includes the month ended October 31, 2018 which was previously included in the financial results for the three and six months ended October 31, 2018 included in our supplemental package filed with the SEC on December 10, 2018.

(2)	Weighted average occupancy is defined as scheduled rent less vacancy losses divided by scheduled rent for the period.

(3)	Average scheduled rent per apartment home is scheduled rent divided by the total number of apartment homes. See definition of scheduled rent in the Definitions section.

(4)	Average revenue is defined as total rental revenues divided by the weighted average occupied apartment units for the period.

S-13

IRET
SAME-STORE YEAR-TO-DATE COMPARISONS
($ in thousands)

	Apartment Homes Included	Revenues			Expenses			NOI
		Eight months ended			Eight months ended			Eight months ended
Regions		12/31/2018	12/31/2017	% Change	12/31/2018	12/31/2017	% Change	12/31/2018	12/31/2017	% Change
Rochester, MN	1,711	$16,287	$15,918	2.3%	$6,459	$6,534	(1.1)%	$9,828	$9,384	4.7%
Minneapolis, MN	1,296	14,661	13,939	5.2%	5,619	5,190	8.3%	9,042	8,749	3.3%
Grand Forks, ND	1,554	11,072	11,123	(0.5)%	5,048	5,048	—%	6,024	6,075	(0.8)%
Omaha, NE	1,370	9,934	9,475	4.8%	4,329	4,326	0.1%	5,605	5,149	8.9%
Bismarck, ND	1,259	9,494	9,426	0.7%	4,186	4,233	(1.1)%	5,308	5,193	2.2%
St. Cloud, MN	1,190	9,117	8,647	5.4%	4,195	4,384	(4.3)%	4,922	4,263	15.5%
Topeka, KS	1,042	6,674	6,461	3.3%	3,010	2,853	5.5%	3,664	3,608	1.6%
Sioux Falls, SD	969	6,666	6,273	6.3%	3,141	3,115	0.8%	3,525	3,158	11.6%
Billings, MT	770	5,629	5,383	4.6%	2,305	2,262	1.9%	3,324	3,121	6.5%
Minot, ND	712	5,601	5,512	1.6%	2,613	2,663	(1.9)%	2,988	2,849	4.9%
Rapid City, SD	474	3,618	3,382	7.0%	1,454	1,455	(0.1)%	2,164	1,927	12.3%
Same-Store Total	12,347	$98,753	$95,539	3.4%	$42,359	$42,063	0.7%	$56,394	$53,476	5.5%

	Transition Period % of NOI	Weighted Average Occupancy (1)			Weighted Average Monthly Rental Rate (2)			Weighted Average Monthly Revenue per Occupied Home (3)
		Eight months ended			Eight months ended			Eight months ended
Regions		12/31/2018	12/31/2017	% Change	12/31/2018	12/31/2017	% Change	12/31/2018	12/31/2017	% Change
Rochester, MN	17.3%	93.4%	91.8%	1.6%	$1,220	$1,240	(1.6)%	$1,698	$1,688	0.6%
Minneapolis, MN	16.7%	93.2%	93.0%	0.2%	1,416	1,367	3.6%	2,023	1,928	4.9%
Grand Forks, ND	10.6%	92.0%	94.4%	(2.4)%	919	910	1.0%	1,291	1,264	2.1%
Omaha, NE	9.9%	94.7%	94.6%	0.1%	877	850	3.2%	1,276	1,218	4.8%
Bismarck, ND	9.3%	94.1%	92.1%	2.0%	954	979	(2.6)%	1,336	1,355	(1.4)%
St. Cloud, MN	8.3%	94.2%	93.4%	0.8%	941	902	4.3%	1,356	1,297	4.5%
Topeka, KS	6.7%	94.7%	94.9%	(0.2)%	811	793	2.3%	1,127	1,089	3.5%
Sioux Falls, SD	6.3%	93.7%	93.8%	(0.1)%	848	808	5.0%	1,224	1,150	6.4%
Billings, MT	5.9%	93.9%	88.9%	5.0%	912	916	(0.4)%	1,297	1,311	(1.1)%
Minot, ND	5.2%	94.4%	94.7%	(0.3)%	1,006	1,016	(1.0)%	1,388	1,362	1.9%
Rapid City, SD	3.8%	95.2%	94.0%	1.2%	932	899	3.7%	1,336	1,265	5.6%
Same-Store Total	100.0%	93.7%	93.1%	0.6%	$1,004	$992	1.2%	$1,422	$1,385	2.8%

(1)	Weighted average occupancy is defined as scheduled rent less vacancy losses divided by scheduled rent for the period.

(2)	Average scheduled rent per apartment home is scheduled rent divided by the total number of apartment homes. See definition of scheduled rent in the Definitions section.

(3)	Average revenue is defined as total rental revenues divided by the weighted average occupied apartment units for the period.

S-14

IRET
PORTFOLIO SUMMARY (1)

	Three Months Ended
	12/31/2018(2)	10/31/2018	7/31/2018	4/30/2018	1/31/2018
Number of Units
Same-Store	12,347	12,347	12,348	11,320	11,320
Non-Same-Store	1,355	1,355	1,355	2,856	2,466
All Properties	13,702	13,702	13,703	14,176	13,786

Average Scheduled Rent(3) per Unit
Same-Store	$1,002	$1,009	$1,002	$942	$957
Non-Same-Store	1,654	1,661	1,655	1,358	1,355
All Properties	$1,066	$1,073	$1,066	$1,023	$1,028

Average Revenue per Unit(4)
Same-Store	$1,066	$1,079	$1,061	$992	$1,007
Non-Same-Store	1,770	1,797	1,774	1,349	1,407
All Properties	$1,136	$1,150	$1,131	$1,064	$1,079

Physical Occupancy(5)
Same-Store	95.8%	95.4%	94.0%	96.5%	95.3%
Non-Same-Store	94.2%	92.7%	90.3%	92.1%	90.1%
All Properties	95.7%	95.1%	93.6%	95.6%	94.3%

Operating Expenses as a % of Scheduled Rent
Same-Store	47.3%	46.6%	47.0%	46.6%	47.8%
Non-Same-Store	35.6%	42.1%	37.8%	40.1%	39.1%
All Properties	45.5%	45.9%	45.6%	44.9%	45.7%

Capital Expenditures
Total Capital Expenditures(2) per Unit – Same-Store	$254	$240	$281	$153	$240

(1)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.

(2)
The three months ended December 31, 2018 includes the month ended October 31, 2018 which was previously included in the financial results for the three and six months ended October 31, 2018 included in our supplemental package filed with the SEC on December 10, 2018.

(3)	See definition of scheduled rent in the Definitions section. Average scheduled rent per apartment home is scheduled rent divided by the total number of apartment homes.

(4)	Average revenue per apartment home is total revenues divided by the weighted average occupied homes for the period.

(5)	See definition of physical occupancy in the Definitions section.

S-15

IRET
SAME-STORE CAPITAL EXPENDITURES
($ in thousands, except per home amounts)

	Three Months Ended
	12/31/2018(1)	1/31/2018
Total Multifamily Same-Store Units	12,348	12,344

Turnover	$829	$987
Furniture & Equipment	175	80
Building - Interior	257	258
Building - Exterior	1,381	901
Landscaping & Grounds	493	408
Capital Expenditures	$3,135	$2,633
CapEx per Unit	254	213

(1)
The three months ended December 31, 2018 includes the month ended October 31, 2018 which was previously included in the financial results for the three and six months ended October 31, 2018 included in our supplemental package filed with the SEC on December 10, 2018.

	Eight Months Ended
	12/31/2018	12/31/2017
Total Multifamily Same-Store Units	12,348	12,344

Turnover	$2,985	$3,961
Furniture & Equipment	323	264
Building - Interior	459	840
Building - Exterior	3,085	2,726
Landscaping & Grounds	1,503	1,916
Capital Expenditures	$8,355	$9,707
CapEx per Unit	677	786

S-16

IRET
2019 Calendar Year Financial Outlook
($ in thousands, except per share amounts)
We are providing guidance for our 2019 calendar year same-store performance, EPS, and Core FFO per share.

	12 Months Ended	Range for 12 Months Ended December 31, 2019
	December 31, 2018(1)	Lower		Mid Point		Upper
	Amount	Amount	% Change	Amount	% Change	Amount	% Change
Net income available to common shareholders	$(21,844)	$(24,491)	12.10%	$(19,884)	(9.00)%	$(19,224)	(12.00)%
EPS(2)	$(1.83)	$(1.86)	1.60%	$(1.66)	(9.30)%	$(1.46)	(20.20)%

Same Store Outlook
Revenue	$154,963	$158,800	2.50%	$160,000	3.25%	$161,200	4.00%
Expenses	$67,133	$69,800	4.00%	$69,300	3.25%	$68,800	2.50%
NOI	$87,830	$89,600	2.00%	$90,700	3.25%	$91,800	4.50%

Core FFO	$45,444	$46,348	2.00%	$47,666	4.90%	$48,981	7.80%
Core FFO per Share	$3.41	$3.52	3.30%	$3.62	6.30%	$3.72	9.30%
Weighted Average Shares and Units	13,344	13,167		13,167		13,167

(1)	For comparative purposes, 2018 same-store includes Park Place Apartments - 500 apartment homes (acquired September 2017), which was transferred to the same-store pool effective January 1, 2019.

(2)	Earnings per share excludes net income attributable to noncontrolling interests.
Reconciliation of Net Income Available to Common Shareholders to Funds From Operations
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO. FFO and Core FFO are non-GAAP measures. FFO and Core FFO should not be considered as alternatives to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, and is not necessarily indicative of sufficient cash flow to fund all of our needs or our ability to service indebtedness or make distributions. The outlook and projections provided below are based on current expectations and are forward-looking.

			Outlook
	12 Months Ended		12 Months Ended
	December 31, 2018		December 31, 2019
	Amount	Per Share	Amount	Per Share
Net income (loss) available to common shareholders	$(21,844)	$(1.83)	$(19,884)	$(1.66)
Noncontrolling interests - Operating Partnership	(2,553)		(1,961)
Depreciation and amortization	74,524		69,511
Impairment of real estate attributable to controlling interests	19,030		—
Gain on sale of real estate attributable to controlling interests	(25,245)		—
FFO applicable to common shares and Units	$43,912	$3.29	$47,666	$3.62

Adjustments to Core FFO:
Casualty loss write off	43		—
Loss on extinguishment of debt	678		—
Severance and transition costs	811		—
Core FFO applicable to common shares and Units	$45,444	$3.41	$47,666	$3.62

S-17

Reconciliation of 2019 Core FFO	Amount		Per Share
2018 Calendar Year Core FFO	$45,444		$3.41
2018 Calendar Year NOI Reported from Properties Disposed of During 2018	(3,759)		(0.29)
2019 Calendar Year Same-Store NOI Growth	2,870		0.22
2019 Calendar Non-Same-Store NOI Growth	2,410		0.18
SouthFork Acquisition (acquired February 26, 2019)	464		0.04
SouthFork NOI		$1,970		$0.15
SouthFork Interest Expense		(930)		(0.07)
SouthFork Preferred Dividends		(576)		(0.04)
Reduction in Interest Expense	$1,506		$0.11
Other, including G&A, Property Management, and Casualty	(1,269)		(0.10)
Impact of Change in Share Count			0.05
2019 Core FFO Per Share - Mid Point	$47,666		$3.62
Notes:

•	Guidance includes the acquisition of SouthFork Townhomes on February 26, 2019, and the share repurchases described under "Subsequent Events."

•
2019 estimates include $5.1 million of value-add projects. Value-add projects are underwritten at returns of 8%-20%. Our portfolio-wide value-add is projected to be neutral to 2019 FFO due to the initial costs to start the program.

S-18

Definitions
December 31, 2018

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.
Core funds from operations (Core FFO) is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure and may be calculated differently by other REITs.
Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.
Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.
Earnings per share (EPS) is computed by dividing net income available to our common shareholders by the weighted average number of common shares outstanding during the period.
Funds from operations (FFO) is defined by the National Association of Real Estate Investment Trusts, Inc. (Nareit) as net income or loss (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Nareit's FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to the main business. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets generally is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. In addition, the exclusion in Nareit’s definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of our investments, and assists management and investors in comparing those operating results between periods.
Net debt to annualized adjusted EBITDA is total debt less cash and cash equivalents and real estate deposits as reported for the end of the quarter divided by Adjusted EBITDA as reported for the end of the quarter multiplied by 4.
Net operating income (NOI) is a non-U.S. GAAP measure which we define as total real estate revenues less property operating expenses, including real estate taxes. We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing, property management overhead, and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with U.S. GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.
Payout ratio (FFO per share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.
Payout ratio (Core FFO per share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per share and unit.

S-19

Physical occupancy represents the actual number of apartment homes leased divided by the total number of apartment homes at the end of the period.
Scheduled rent represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents.  When calculating actual rents for occupied apartment homes and market rents for vacant apartment homes, delinquencies and concessions are not taken into account. Market rates are determined using the recently signed effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties for classified as held for sale), and which, in the case of development properties, which have achieved a stabilized level of physical occupancy, which is generally 90%.
U.S. GAAP is defined as accounting principles generally accepted in the United States of America.
Weighted average occupancy is the percentage resulting from dividing actual rental revenue by scheduled rent. We believe that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy and our calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.

S-20